Exhibit 99.1
Ambac Announces Offer to Exchange Ambac Assurance Corporation’s Auction Market Preferred Shares
NEW YORK, NY, July 3, 2018 (GLOBE NEWSWIRE) -- Ambac Financial Group, Inc. (Nasdaq: AMBC) (“AFG”), a holding company whose subsidiaries, including Ambac Assurance Corporation (“AAC” and together with AFG, “Ambac”), provide financial guarantees, announced that on July 3, 2018, Ambac commenced an offer to exchange (the “Exchange Offer”) all of AAC’s outstanding Auction Market Preferred Shares (“AMPS”) for AAC’s 5.1% senior surplus notes due 2020 (“Senior Surplus Notes”) and from AFG, cash and warrants to purchase AFG common stock. Concurrently with the Exchange Offer, AAC is soliciting (the “Proxy Solicitation”) proxies (each a “Proxy” and together the “Proxies”) from the holders of the AMPS to vote in favor of a resolution to be passed at a special meeting (“Special Meeting”) of AAC’s shareholders. Only Eligible Holders (as defined below) will be able to participate in the Exchange Offer. Eligible Holders who wish to participate in the Exchange Offer must tender all of their AMPS in the Exchange Offer and deliver their corresponding Proxy in the Proxy Solicitation; except for certain holders of AMPS (the “Partial Participation Holders”) who, pursuant to the Preferred Stock Repurchase and Support Agreement (as defined below) are permitted to withdraw a portion of their tendered AMPS, but may not withdraw their corresponding Proxy.
The Exchange Offer
Upon the terms and subject to the conditions of the Exchange Offer, for each $25,000 of liquidation preference (i.e., per share) of AMPS, holders will receive (i) from AAC, Senior Surplus Notes with a total outstanding amount (including accrued and unpaid interest thereon through June 22, 2018 (the "Signing Date")) equal to $13,875, plus accrued interest thereon from June 23, 2018 through the day immediately prior to the Settlement Date (as defined below) (the “Repurchase”) and (ii) from AFG, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share (the “AFG Purchase” and, together with the Repurchase, the “Purchases”); provided that any holder of AMPS that tenders after 5:00 p.m., New York City time, on July 17, 2018 (the “Early Participation Time”) and prior to the Expiration Time (as defined below) will not receive the cash consideration or warrants described in (ii) above.

The Exchange Offer and the Proxy Solicitation are scheduled to expire at 5:00 p.m., New York City time, on August 1, 2018 (as such date and time may be extended or earlier terminated, the “Expiration Time”). The settlement date for the Exchange Offer (the “Settlement Date”) is expected to be the second business day following the Expiration Time.

The Exchange Offer

AMPS to be Exchanged	CUSIP Nos.	Total AMPS Outstanding	Early Participation Exchange Consideration for each $25,000 of liquidation preference (i.e., per share) of AMPS accepted (1)	Exchange Consideration for each $25,000 of liquidation preference (i.e., per share) of AMPS accepted(2)
Ambac Assurance Corporation Series A Auction Market Preferred Shares	023138209	$100,000,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

Ambac Assurance Corporation Series B Auction Market Preferred Shares	023138308	$96,100,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

Ambac Assurance Corporation Series C Auction Market Preferred Shares	023138407	$99,675,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

Ambac Assurance Corporation Series D Auction Market Preferred Shares	023138506	$94,475,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

Ambac Assurance Corporation Series E Auction Market Preferred Shares	023138605	$89,000,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

Ambac Assurance Corporation Series F Auction Market Preferred Shares	023138704	$92,925,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

AMPS to be Exchanged	CUSIP Nos.	Total AMPS Outstanding	Early Participation Exchange Consideration for each $25,000 of liquidation preference (i.e., per share) of AMPS accepted (1)	Exchange Consideration for each $25,000 of liquidation preference (i.e., per share) of AMPS accepted(2)
Ambac Assurance Corporation Series G Auction Market Preferred Shares	023138803	$15,775,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

Ambac Assurance Corporation Series H Auction Market Preferred Shares	023138886	73,325,000
$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date, $500 in cash and 37.3076 warrants (rounded down to the nearest whole warrant) to purchase an equivalent number of shares of common stock of AFG at an exercise price of $16.67 per share

$13,875 of Ambac Assurance Corporation’s 5.1% Senior Notes due 2020 (including accrued and unpaid interest thereon through the Signing Date), plus accrued interest thereon from the day following the Signing Date through the day immediately prior to the Settlement Date

(1)
The Purchases shall be consummated simultaneously and, for the avoidance of doubt, $10,271 of each share of AMPS purchased in the Purchases (taken together) will be surrendered as discount by the holder of such AMPS.

(2)
The Purchases shall be consummated simultaneously and, for the avoidance of doubt, $11,125 of each share of AMPS purchased in the Purchases (taken together) will be surrendered as discount by the holder of such AMPS.

Eligible Holders
The Exchange Offer is being made to, the Proxies are being solicited from and the Senior Surplus Note and warrants are being offered only to (a) in the United States, holders of AMPS who are either “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) (“QIBs”) or institutional “accredited investors” within the meaning of subsection (1), (2), (3) or (7) of Rule 501(a) under the Securities Act (“Institutional Accredited Investors”) and (b) outside the United States, holders of AMPS who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act (such holders described in (a) and (b), “Eligible Holders”). Only Eligible Holders who have provided such confirmation are authorized to receive or review the Confidential Offering Memorandum, Proxy Solicitation and Notice of Special Meeting, dated as of July 3, 2018 (the “Offering Memorandum”) and the related Letter of Transmittal and Proxy (the “Letter of Transmittal and Proxy”) or to participate in the Exchange Offer and the Proxy Solicitation made thereby.
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Special Meeting
AAC is calling a Special Meeting of AAC’s shareholders to vote on a resolution to approve the Purchases and the Charter Amendment (as defined below). Only shareholders of record, shown by the Register of Shareholders and the records of The Depository Trust Corporation at the close of business on July 3, 2018, are entitled to vote at the Special Meeting. The Special Meeting will be held at 9:00 a.m., New York City time, on July 18, 2018.

Proxy Solicitation and Charter Amendment
Concurrently with the Exchange Offer, AAC is soliciting Proxies from the holders of the AMPS to vote in favor of a resolution to be passed at a Special Meeting of AAC’s shareholders to approve (i) for the holders of AMPS only, the Purchases and (ii) an amendment to AAC’s Restated Articles of Incorporation to delete Section 7(c) of the Fifth Article, which provides for the purported right of holders of AMPS to elect AAC directors in certain circumstances (the “Charter Amendment” and together with the Purchases, the “Transactions”). The affirmative vote of the holders of at least two-thirds in aggregate liquidation preference of AMPS in favor of the Purchases at the Special Meeting is required for the Purchases to be operative. The affirmative vote of the holders of at least two-thirds in aggregate liquidation preference of AMPS in favor of the Charter Amendment is required. Additionally, the affirmative vote of at least two-thirds of the outstanding shares of AAC common stock entitled to vote at the Special Meeting is required for the Charter Amendment to be operative.

Preferred Stock Repurchase and Support Agreement
Certain holders of AMPS have agreed to support the Transactions and have signed and become party to a Preferred Stock Repurchase and Support Agreement, dated as of June 22, 2018 (the “Preferred Stock Repurchase and Support Agreement”), by and among certain holders of AMPS party thereto (each, a “Supporting Holder” and together, the “Supporting Holders”), AFG and AAC. The Supporting Holders, who represent approximately 89% in liquidation preference of outstanding AMPS, have agreed under the Preferred Stock Repurchase and Support Agreement to vote in favor of the Transactions and have also committed to tender 80% of the aggregate liquidation preference of outstanding AMPS. AFG holds all of the common stock of AAC, which collectively with the AMPS held by the Supporting Holders, would be sufficient to establish a quorum at the Special Meeting and would also constitute the requisite votes cast at the Special Meeting even if all other holders of AMPS were to attend the Special Meeting and vote against the Transactions. If the Charter Amendment becomes operative, the amendments will be binding on all holders of AMPS regardless of whether such holder voted affirmatively or at all.

Conditions to the Exchange Offer and Proxy Solicitation
The consummation of the Exchange Offer and Proxy Solicitation are subject to a number of conditions, including an aggregate of 80% participation by liquidation preference outstanding from holders of AMPS, the affirmative vote of holders of at least two-thirds in aggregate liquidation preference of AMPS in favor of the Transactions at the Special Meeting, receipt of a satisfactory tax opinion and receipt of approval of the Wisconsin Office of the Commissioner of Insurance pursuant to applicable law and operative documents. There can be no assurance that the conditions will be satisfied or waived.

Dealer Managers and Information and Exchange Agent
Moelis & Company and Odeon Capital Group LLC are acting as co-dealer managers for the Exchange Offer. Holders of AMPS wishing to certify that they are Eligible Holders and receive a copy of the Offering Memorandum and Letter of Transmittal and Proxy should contact Epiq Corporate Restructuring, the Information and Exchange Agent for the Exchange Offer, at (866) 897-6433 (toll free) or (646) 282-2500, or via email at tabulation@epiqglobal.com (please reference “Ambac” in the subject line) to request an eligibility letter.

About Ambac
Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company whose subsidiaries, including its principal operating subsidiaries, Ambac Assurance Corporation ("AAC"), Everspan Financial Guarantee Corp. and Ambac Assurance UK Limited ("Ambac UK"), provide financial guarantees to clients in both the public and private sectors globally. AAC is a guarantor of public finance and structured finance obligations. Ambac's common stock trades on the NASDAQ Global Select Market under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac's common stock increases its ownership interest. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates to the status of certain residential mortgage backed securities litigations. For more information, please go to www.ambac.com.
Contact:
Lisa A. Kampf
Managing Director, Investor Relations
(212) 208-3177
lkampf@ambac.com
Source: Ambac Financial Group, Inc.
Important Information and Forward Looking Statements
This press release is not an offer to exchange or a solicitation or acceptance of an offer to exchange any securities, which may be made only pursuant to the terms and conditions of an offering memorandum, nor is this press release an offer to buy or a solicitation or acceptance of an offer to buy any securities. In addition, this press release is not a solicitation of any proxies from holders of AMPS. The Exchange Offer and Proxy Solicitation are being made and are subject to the terms and conditions set forth in the Offering Memorandum and related Letter of Transmittal and Proxy.
The Exchange Offer and the offer of the Senior Surplus Notes and warrants have not been registered under the Securities Act or any other applicable securities laws and, unless so registered, such Senior Surplus Notes and warrants may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. The Exchange Offer is being made to, the Proxies are being solicited from and Senior Surplus Notes and warrants are being offered to only (a) in the United States, holders of AMPS who are QIBs or Institutional Accredited Investors and (b) outside the United States, holders of AMPS who are not “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance on Regulation S of the Securities Act. The Senior Surplus Notes have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Offering Memorandum and the Letter of Transmittal and Proxy.
None of the AAC, AFG, their respective boards of directors, the dealer manager, the information and exchange agent, the fiscal agent for the Senior Surplus Notes or the warrant agent for the warrants is making any recommendation as to whether holders should tender AMPS in response to the Exchange Offer or provide their Proxy in the Proxy Solicitation. Holders must make their own decisions as to whether to tender AMPS or provide their Proxy.
In this press release, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac’s actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of Ambac’s common stock and volatility in the price of Ambac’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“Ambac Assurance”) or from transactions or opportunities apart from Ambac Assurance; (3) adverse effects on Ambac’s share price resulting from future offerings of debt or equity securities that rank senior to Ambac’s common stock; (4) potential of rehabilitation proceedings against Ambac Assurance; (5) dilution of current shareholder value or adverse effects on Ambac’s share price resulting from the issuance of additional shares of common stock; (6) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (7) decisions made by Ambac Assurance's primary insurance regulator for the benefit of policyholders that may result in material adverse consequences for holders of the Company’s securities or holders of securities issued or insured by Ambac Assurance; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers; (9) failure to recover claims paid on Puerto Rico exposures or incurrence of losses in amounts higher than expected; (10) the Company’s inability to realize the expected recoveries included in its financial statements; (11) changes in Ambac Assurance’s estimated representation and warranty recoveries or loss reserves over time; (12) insufficiency or unavailability of collateral to pay secured obligations; (13) credit risk throughout the Company’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations and exposures to reinsurers; (14) credit risks related to large single risks, risk concentrations and correlated risks; (15) concentration and essentiality risk in connection with Military Housing insured debt; (16) the risk that the Company’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (17) risks associated with adverse selection as the Company’s insured portfolio runs off; (18) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (19) intercompany disputes or disputes with Ambac Assurance’s primary insurance regulator; (20) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (21) the Company’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (22) the Company may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (23) restrictive covenants in agreements and instruments may impair the Company’s ability to pursue or achieve its business strategies; (24) loss of control rights in transactions for which we provide insurance due to a finding that Ambac Assurance has defaulted, whether due to the Segregated Account rehabilitation proceedings or otherwise; (25) the

Company’s results of operation may be adversely affected by events or circumstances that result in the accelerated amortization of the Company’s insurance intangible asset; (26) adverse tax consequences or other costs resulting from the Segregated Account rehabilitation plan, or from the characterization of the Company’s surplus notes or other obligations as equity; (27) risks attendant to the change in composition of securities in the Company’s investment portfolio; (28) changes in tax law; (29) changes in prevailing interest rates; (30) changes on inter-bank lending rate reporting practices or the method pursuant to which LIBOR rates are determined; (31) factors that may influence the amount of installment premiums paid to the Company, including the Segregated Account rehabilitation proceedings; (32) default by one or more of Ambac Assurance's portfolio investments, insured issuers or counterparties; (33) market risks impacting assets in the Company’s investment portfolio or the value of our assets posted as collateral in respect of interest rate swap transactions; (34) risks relating to determinations of amounts of impairments taken on investments; (35) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on the Company’s business, operations, financial position, profitability or cash flows; (36) actions of stakeholders whose interests are not aligned with broader interests of the Company's stockholders; (37) the Company’s inability to realize value from Ambac UK or other subsidiaries of Ambac Assurance; (38) system security risks; (39) market spreads and pricing on interest rate derivative insured or issued by the Company; (40) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting; (41) changes in accounting principles or practices that may impact the Company’s reported financial results; (42) legislative and regulatory developments, including intervention by regulatory authorities; (43) the economic impact of “Brexit” may have an adverse effect on the Company’s insured international portfolio and the value of its foreign investments, both of which primarily reside with its subsidiary Ambac UK; (44) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (45) the Company’s financial position that may prompt departures of key employees and may impact the Company’s ability to attract qualified executives and employees; (46) implementation of new tax legislation signed into law on December 22, 2017 (commonly known as the “Tax Cuts and Jobs Act”) may have unexpected consequences for the Company and the value of its securities, particularly its common shares; (47) implementation of the Tax Cuts and Jobs Act may negatively impact the economic recovery of Puerto Rico, which could result in higher loss severities or an extended moratorium on debt service owed on Ambac Assurance-insured bonds of Puerto Rico and its instrumentalities; (48) implementation of the Tax Cuts and Jobs Act could have a negative impact on municipal issuers of Ambac-insured bonds; and (49) other risks and uncertainties that have not been identified at this time.
Source: Ambac Financial Group
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